Income Taxes - Summary of Components of The Provision (Benefit) For Income Taxes (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Current:
UK	$ 1,260	$ 0	$ 0
Foreign	4,524	1,827	1,708
Current tax expense	5,784	1,827	1,708
Deferred:
UK	0	0	(13,618)
Foreign	(444)	(113)	209
Deferred tax benefit	(444)	(113)	(13,409)
Total	$ 5,340	$ 1,714	$ (11,701)